Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

Commitments

The Group’s contractual obligations relating to bank borrowings and convertible debts as of December 31, 2025 have been fully recognized as liabilities and disclosed in Notes 13 and 14. Accordingly, the Group has no material unrecognized financial or capital commitments as of the reporting date.

Contingencies

As of December 31, 2025 and 2024, the Group was not a party to any legal or administrative proceedings. The Group further concludes that there were no legal or regulatory proceedings, either individually or in the aggregate, that could have resulted in an unfavorable outcome with a material adverse effect on the Group’s results of operations, consolidated financial condition, or cash flows.